Exhibit 99

News Release
Worldwide Communications:
Media Relations Office: 847.700.5538
Evenings/Weekends: 847.700.4088

UAL CORPORATION AND US AIRWAYS GROUP, INC TERMINATE MERGER AGREEMENT

FOR IMMEDIATE RELEASE

(CHICAGO) July 27, 2001 --UAL Corporation (NYSE:UAL), the company whose primary subsidiary is United Airlines, and US Airways Group, Inc
(NYSE:U) announced today that they have terminated their merger agreement. UAL has agreed to pay the $50 million termination fee provided for in the merger agreement.

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